                        Securities and Exchange Commission

                             Washington, D. C.  20549

                             -----------------------

                                     Form 8-K

                                  Current Report

                         Pursuant to Section 13 or 15 (d)

                      of the Securities Exchange Act of 1934


   Date of Report  (Date of earliest event reported):   August 25, 1995


                         Homestake Mining Company
              -----------------------------------------------------
              (Exact name of Registrant as specified in its charter)




         Delaware                1-8736               94-2934609
         -------------------------------------------------------------
         (State or other         (Commission          (I.R.S. Employer
         jurisdiction of         File Number)         Identification Number)
         incorporation)



    650 California Street, San Francisco, California        94108-2788
    -------------------------------------------------------------------
           (Address of principal executive offices)         (Zip Code)


    Registrant's telephone number, including area code:   (415) 981-8150






                                                       Page 1 of 3 Pages

   Item 5.       Other Events.

         On August 25, 1995, Registrant issued the press release appended as
   Exhibit 99.2, announcing its intention to file a registration statement under the Securities Exchange Act of 1933 with respect to the shares it expects to issue to acquire the minority interest in its subsidiary, Homestake Gold of Australia Limited (HGAL). On August 14, 1995 Registrant first announced its intention to make an offer for the 18.5% of HGAL that Registrant does not own already.

   Item 7.        Financial Statements and Exhibits.

         (c)      Exhibits.

   Exhibit 99.2 Press Release dated August 25, 1995, announcing Registrant's intention to file a registration statement under the Securities Exchange Act of 1933 with respect to the shares it expects to issue to acquire the minority interest in its subsidiary, Homestake Gold of Australia Limited.




                                    SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


   Dated:   August 30, 1995


                                       HOMESTAKE MINING COMPANY
                                         (Registrant)



                                       By:/s/ David W. Peat
                                           -----------------
                                            David W. Peat
                                            Controller




                                                         Page 2 of 3 Pages